Exhibit 99.2

Introducing triton international limited the world’s largest intermodal container lessor November 9, 2015

Forward-Looking Statements Certain statements included in this presentation by Triton Container International (“Triton”) and TAL International Group, Inc. (“TAL International”) are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “may”, “should”, “would”, “plan”, “intend”, “anticipate”, “believe”, “estimate”, “predict”, “potential”, “seem”, “seek”, “continue”, “future”, “will”, “expect”, “outlook” or other similar words, phrases or expressions. These forward-looking statements include statements regarding our industry, future events, the proposed transaction between Triton and TAL International, the estimated or anticipated future results of Triton and TAL International following the transaction, the anticipated benefits of the transaction, including estimated synergies, the likelihood and ability of the parties to successfully close the proposed transaction, future opportunities for the combined company, and other statements that are not historical facts. These statements are based on the current expectations of Triton and TAL International management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties regarding Triton’s and TAL International’s respective businesses and the transaction, and actual results may differ materially. These risks and uncertainties include, but are not limited to, changes in the business environment in which Triton and TAL International operate, including inflation and interest rates, and general financial, economic, regulatory and political conditions affecting the industry in which Triton and TAL International operate; changes in taxes, governmental laws, and regulations; competitive product and pricing activity; difficulties of managing growth profitably; the loss of one or more members of Triton's or TAL International’s management team; the ability of the parties to successfully close the proposed transaction, including the risk that the required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the transaction; failure to realize the anticipated benefits of the transaction, including as a result of a delay in completing the transaction or a delay or difficulty in integrating the businesses of Triton and TAL International; and uncertainty as to the long-term value of Triton International Limited (“Triton International”) common shares; the expected amount and timing of cost savings and operating synergies; failure to receive the approval of the stockholders of Triton and TAL International for the transaction, and those discussed in TAL International’s Annual Report on Form 10-K for the year ended December 31, 2014 under the heading “Risk Factors,” as updated from time to time by TAL International’s Quarterly Reports on Form 10-Q and other documents of TAL International on file with the Securities and Exchange Commission ("SEC“ or in the registration statement on Form S-4 that will be filed with the SEC by Triton International). There may be additional risks that neither Triton nor TAL International presently know or that Triton and TAL International currently believe are immaterial which could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide Triton’s and TAL International’s expectations, plans or forecasts of future events and views as of the date of this presentation. Triton and TAL International anticipate that subsequent events and developments will cause TAL International’s assessments to change. However, while Triton and TAL International may elect to update these forward-looking statements at some point in the future, Triton and TAL International specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Triton’s and TAL International’s assessments as of any date subsequent to the date of this presentation. No Offer or Solicitation This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Additional Information This communication is not a solicitation of a proxy from any stockholder of TAL International. In connection with the proposed transaction, Triton International will file with the SEC a registration statement on Form S-4 that will constitute a prospectus of Triton International and include a proxy statement of TAL International. TAL International will mail the proxy statement/prospectus to stockholders. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. You will be able to obtain the proxy statement/prospectus, as well as other filings containing information about TAL International free of charge, at the website maintained by the SEC at www.sec.gov. Copies of the proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus can also be obtained, free of charge, by directing a request to TAL International Group, 100 Manhattanville Road, Purchase, New York 10577, Attention: Secretary. The respective directors and executive officers of Triton, TAL International and Triton International Limited and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding TAL International directors and executive officers is available in its proxy statement filed with the SEC on March 19, 2015. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and their respective interests will be included in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. Disclaimer

Presenting Today Simon Vernon President and Chief Executive Officer, Triton John Burns Senior Vice President and Chief Financial Officer, TAL International Ed Schneider Chairman and Co-Founder, Triton Brian Sondey President and Chief Executive Officer, TAL International TODAY’s Presenters

Strategic combination of two high quality franchises establishes world’s largest container leasing company Nearly five million TEU Revenue earning assets of $8.7 billion Highly accretive transaction creates industry cost leader with enhanced profitability ~30% accretion to net income per share for current shareholders of TAL International $40 million in annual pre-tax SG&A synergies expected to be fully implemented by end of 2016 Integration planning well underway Ideal strategic fit Likeminded operational and commercial philosophies and shared commitment to service and quality Highly complementary regional and product line strengths Enhanced container supply capabilities and customer service platform Strong balance sheet and cash flows All stock transaction with no incremental debt required to close transaction Existing debt facilities remain largely in place with undrawn availability Maintaining TAL International annual dividend of $1.80 per share Increased share repurchase program Plans to implement increased share repurchase plan of up to $250 million following the close of the transaction Supplants TAL International’s recently announced $150 million buyback program Strategic Combination creates SUBSTANTIAL shareholder value

Extensive history in container leasing and fleet management Founded in 1980 Achieved industry position primarily through organic growth Strong focus on operating capabilities to target high-value MLA opportunities Heavy emphasis on container quality Proficient in accessing debt capital markets Primarily financed with long-term, fixed-rate private placement debt Maintains broad access to bank debt and ABS financing Since 2011, majority owned by Warburg Pincus and Vestar Capital Partners TCIL Business Overview Business Overview Excludes losses on interest rate swaps, write-off of deferred financing fees and long-term compensation related to 2011 acquisition Subject to completion of quarterly reviews by Triton’s external auditors Triton OVERVIEW Key Financials $ in million 2013A 2014A LTM 9/30/15 (2) Leasing Revenue $699 $705 $716 Adj. Pre-Tax Income (1) $193 $188 $176 Adj. Net Income (1) $187 $181 $170 Key Statistics TEU Count 2.4 million Total Assets $4.8 billion Total Employees 188 Number of Countries 13 Average Age of Fleet 6.1 years

TCIL Business Overview Business Overview (1) Excludes losses on interest rate swaps, write-off of deferred financing fees TAL International OVERVIEW Extensive history in container leasing and fleet management Founded in 1963 Completed several acquisitions in 1990s - recent focus on organic growth Strong focus on operating and financing capabilities Heavy emphasis on container quality Emphasizes term duration and logistical protections in lease structuring Primarily financed with ABS notes and bank debt and has also accessed private placement market Public since 2005, fully floated since 2013 Key Financials $ in million 2013A 2014A LTM 9/30/15 Leasing Revenue $570 $594 $608 Adj. Pre-Tax Income (1) $216 $195 $167 Adj. Net Income (1) $140 $128 $109 Key Statistics TEU Count 2.4 million Total Assets $4.4 billion Total Employees 176 Number of Countries 11 Average Age of Fleet 6.7 years

Structure and Exchange Ratio Stock-for-stock merger of equals No incremental debt TAL International shareholders receive one Triton International Limited share for each existing share Ownership: Triton shareholders 55% / TAL International shareholders 45% TAL International shareholders receive special dividend of $0.54 per share at closing Name/Listing/Locations Company name: Triton International Limited Listing: NYSE Domicile: Bermuda Will continue to have significant operating subsidiaries worldwide Senior Management Brian Sondey to be CEO (~20 years industry experience) Simon Vernon to be President (~30 years industry experience) John Burns to be CFO (~20 years industry experience) Governance 9 member Board of Directors, including: 3 directors from Triton’s existing Board and 1 additional director to be identified by Triton 4 directors from TAL International’s existing Board 1 new independent director to be identified after conducting an external search Of the 9, 2 will be appointed by Warburg Pincus and 1 will be appointed by Vestar Capital Partners, subject to step downs based on ownership Conditions/Timing TAL International shareholder vote Triton shareholder vote (voting commitments already obtained at signing) Regulatory approvals and other customary closing conditions Expected closing during the first half of 2016 Transaction Summary

Conclusion Leadership position across all major container types Best-in-class people and processes Enhanced supply capabilities Cost leadership Ideal Strategic Fit Regional customer strengths highly complementary Strong position across all major regions Depot network optimization Talented and highly strategic leadership team with a shared commitment to investment discipline Adherence to ROE-driven economics in core business Conservative leverage Focus on fixed rate debt to minimize risk from rising interest rates Broad capital markets access Reduced GAAP tax rate over time Commercial Platform Geographies Capital Structure Investment Approach

Delivering unmatched product capability and diversity Container TEUs (1) Combined Fleet (2) (1) Source: Drewry Leasing Industry Report 2015/16; note that these shares do not account for containers owned by shipping lines (2) Net book value of owned equipment as of September 30, 2015; does not include anticipated effects of purchase accounting (3) Includes tanks and chassis Pro Forma Triton International 25% TAL International Triton $4,126 $4,551 $8,677 0 2,000 4,000 6,000 8,000 $10,000 TAL International Triton Combined Dry Refrigerated Specials/Other(3) $ in millions Textainer 18% Seaco 12% Florens 11% Seacube 7% CAI 6% Dong Fang 4% Beacon 4% Other 13% ? 0%

Conclusion $40 million in projected annual cost savings by combining systems and rationalizing global infrastructure Substantial Synergies Will Lead to Cost Leadership (1) Based on LTM 9/30/15 financials 3% 4% 5% 6% 7% 8% 9% 10% 11% 12% 13% CAI Triton TAL International Textainer Pro Forma Triton + TAL International Cost Comparison to Selected Peers: SG&A as % of Leasing Revenue (1)

(in millions) LTM as of 9/30/2015(1) Triton(2) TAL International Combined(3) Leasing Revenue $716 $608 $1,324 Adjusted EBITDA (4) $634 $568 $1,202 Adjusted Pre-Tax Income $176 $167 $343 Adjusted Net Income $170 $109 $279 Revenue Earning Assets $4,551 $4,126 $8,677 Net Debt $3,213 $3,137 $6,350 TEU 2.4 2.4 4.8 CEU 3.1 3.0 6.1 Average Age of Fleet 6.1 years 6.7 years 6.4 years increased scale and financial strength (1) LTM applies only to income statement metrics (2) Subject to completion of quarterly reviews by Triton’s external auditors (3) Does not include anticipated effects of purchase accounting (4) Includes principal payments from finance leases

No incremental debt to close transaction Existing Triton and TAL International debt facilities largely expected to remain in place at closing Protected against increases in interest rates due to high percentage of fixed rate debt Conclusion strong balance sheet ($ in Millions) LTM as of 9/30/2015 Triton(2) TAL International Combined (3) Total Debt $3,292 $3,222 $6,514 Revenue Earnings Assets 4,551 4,126 8,677 Credit Statistics Total Debt/Revenue Earnings Assets 70.6% 76.0% 73.0% EBIT/Interest Expense (1) 2.4x 2.7x 2.5x (1) Calculated pursuant to TAL International credit agreements (2) Subject to completion of quarterly reviews by Triton’s external auditors (3) Does not include anticipated effects of purchase accounting

Conclusion Effective GAAP tax rate to decline over time Minimal projected impact on cash taxes structure provides GAAP tax and valuation benefits over time Projected Effective GAAP Tax Rate

ROADMAP FOR A SUCCESSFUL Integration Organizational planning in process Expect to make significant progress on systems integration planning prior to close Integration expected to be completed during the first year post-close Net cost savings to fully emerge during the second year post-close

Conclusion Merger creates world’s largest and most efficient container leasing company Strategic combination of two industry leading franchises establishes best-in-class organization The Right Transaction With the Right Partners At the Right Time Conclusion Creates industry leader well-positioned to deliver substantial shareholder value Highly complementary product line and regional strengths Shared commitment to operational excellence and investment disclipline Transformational combination to address current market challenges New company ideally positioned when market recovers

Appendix

Conclusion Purchase accounting only impacts the new holding company; no impact to financing entities or structures Balance Sheet Reduction to the carrying value of certain revenue earning assets Lease intangible asset capitalizes above market lease rates on existing leases Income Statement Depreciation reduced prospectively due to lower carrying value of revenue earning assets Overall depreciation policies for Triton and TAL International are closely aligned, and will be harmonized at closing Lease intangible will be amortized over remaining life of leases Impact on projected net income expected to be slightly negative in 2016, neutral in 2017 and increasingly positive thereafter Cash Flow No impact Purchase Accounting Purchase Accounting Overview

Conclusion EXAMPLE ACCRETION CALCULATION BASED ON LTM ADJUSTED FINANCIALS ($ in millions, except per share info) LTM as of 9/30/15 Triton(1) TAL International Runrate Synergies Anticipated GAAP Tax Reductions Combined Adjusted net income $169.7 $108.5 $34.0 $16.7 $328.9 per share $3.26 $ 4.45 % accretion 36% (1) Subject to completion of quarterly reviews by Triton’s external auditors